UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AETHLON MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AETHLON MEDICAL, INC.

11555 SORRENTO VALLEY ROAD, SUITE 203

SAN DIEGO, CA 92121

(619) 941-0360

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON OCTOBER 1, 2026

EXPLANATORY NOTE

Aethlon Medical, Inc. (the “Company”) is filing the attached revised proxy card as a supplement to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 1, 2026 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that the form of proxy card filed with the Proxy Statement included certain scrivener’s errors.

The revised proxy card has been made available to the Company’s stockholders in the forms attached hereto as Appendix A.

Please note that no changes have been made to the body of the Proxy Statement. This Form DEFA14A is being filed solely to revise the EDGAR version of the Proxy Statement to correct the form of proxy card. This supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

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APPENDIX A

PROXY

AETHLON MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON October 1, 2026

This proxy will be voted as specified by the stockholder. If no specification is made, all shares represented by this proxy will be voted “FOR” Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10.

The stockholder(s) represented herein appoint James B. Frakes and Edward G. Broenniman, and each of them, proxies with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Aethlon Medical, Inc. (the “Company,” or “our”), to be held virtually at https://edge.media-server.com/mmc/go/AEMD2026AGM on October 1, 2026 at 8:00 a.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy. To access the virtual meeting, you must have your control number and other information that is printed on the reverse side of this form.

Proposal 1		FOR	AGAINST	ABSTAIN
	To elect Edward G. Broenniman to serve as director of our Company.	☐	☐	☐
	To elect James B. Frakes to serve as director of our Company.	☐	☐	☐
	To elect Angela Rossetti to serve as director of our Company.	☐	☐	☐
	To elect Chetan S. Shah, M.D. to serve as director of our Company.	☐	☐	☐
	To elect Nicolas Gikakis to serve as director of our Company.	☐	☐	☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock issuable upon the exercise of the Common Warrants and Placement Agent Warrants issued in connection with the Company's July 2026 registered public offering.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company's 2020 Equity Incentive Plan, as amended, to increase the number of shares of the Company's common stock authorized for issuance thereunder by 100,000 shares.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 6		☐	☐	☐
To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 200,000,000.

Proposal 7		FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company's Articles of Incorporation to authorize 20,000,000 shares of preferred stock, par value $0.001 per share, and authorize the Board of Directors to establish one or more series thereof and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series.	☐	☐	☐
Proposal 8		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock, or securities convertible into or exercisable for shares of the Company's common stock, in connection with one or more future private financing transactions, as more fully described in the accompanying Proxy Statement.	☐	☐	☐

Proposal 9		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.001 per share, and/or securities exercisable for shares of the Company’s common stock, in connection with one or more future warrant exercise inducement transactions involving certain of the Company’s outstanding warrants.	☐	☐	☐

Proposal 10		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve one or more of the foregoing proposals.	☐	☐	☐

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PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

COMPANY ID:	PROXY NUMBER:	ACCOUNT NUMBER:

Signature _______________________________________	Date______________________

Signature _______________________________________	Date______________________

Note: Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign.

If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer and affix corporate seal.

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